UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05652
DREYFUS MUNICIPAL INCOME, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	3/31/05

FORM N-CSR
Item 1.	Reports to Stockholders.

Dreyfus Municipal Income, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
29	Officers and Directors
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus
Municipal Income, Inc.

The Fund

This semiannual report for Dreyfus Municipal Income, Inc. covers the six-month period from October 1, 2004, through March 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Joseph Darcy.

Rising energy prices, an improving labor market and robust economic growth appear to have rekindled investors’ inflation concerns. Indeed, in its comments accompanying its latest increase in short-term interest rates, the Federal Reserve Board’s Federal Open Market Committee indicated that pricing power is “more evident.” As a result, the municipal bond market recently gave back a portion of its previous gains.

Nonetheless, most analysts agree that fixed-income securities generally have held up well compared to previous periods of rising short-term interest rates. Strong investor demand and a more moderate supply of newly issued securities have supported prices of municipal bonds. In our view, the tax-exempt bond market’s relative strength represents yet another example of how a long-term investment perspective and a steady asset allocation strategy can benefit investors. As always, we encourage you to talk regularly with your financial advisor about the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

2

D I S C U S S I O N O F F U N D P E R F O R M A N C E

Joseph Darcy, Portfolio Manager

How did Dreyfus Municipal Income, Inc. perform relative to its benchmark?

For the six-month period ended March 31, 2005, the fund achieved a total return of 3.70% .1 During the same period, the fund provided income dividends of $0.3340 per share, which is equal to a distribution rate of 7.48% .2

Relatively strong performance among municipal bonds during the fourth quarter of 2004 was offset by weakness in the first quarter of 2005 as investors reacted to rising interest rates and inflationary pres-sures.The fund’s returns were affected by these market factors as well as higher borrowing costs related to its leveraging strategy.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio that, under normal market conditions, invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment-grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

We have constructed a portfolio by looking for income opportunities through analysis of each bond’s structure, including paying close attention to a bond’s yield, maturity and early redemption features.

Over time, many of the fund’s relatively higher-yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current interest-rate

T h e F u n d 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

environment.When we believe that an opportunity presents itself, we seek to upgrade the portfolio’s investments with bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually will look to sell bonds that are close to redemption or maturity.

What other factors influenced the fund’s performance?

Although the Federal Reserve Board (the “Fed”) already had raised short-term interest rates in several moves by the time the reporting period began, most fixed-income securities continued to rally as inflationary pressures appeared to remain low in a moderately growing economy. Indeed, contrary to historical norms, yields of longer-term securities fell during the final months of 2004 instead of rising along with short-term rates. These circumstances changed during the first quarter of 2005, however, when rising commodity prices and gradual gains in the U.S. labor market sparked renewed inflation concerns. In its statement accompanying its March 2005 rate hike, the Fed confirmed that inflationary pressures were building when it noted that pricing power appeared to be returning to businesses.As a result, prices of longer-term municipal bonds generally fell sharply and their yields rose over the first three months of 2005.

The adverse effects of higher interest rates and rising inflationary pressures were balanced somewhat by a reduced supply of newly issued tax-exempt securities compared to the same period one year earlier. The recovering economy benefited the fiscal conditions of many states and municipalities, which has less need to borrow to finance budget deficits.

In this changing investment environment, the fund’s seasoned holdings of higher-coupon bonds enabled it to withstand the full brunt of heightened market volatility. However, due to the substantially lower interest-rate environment currently compared to when these securities were issued, many municipal issuers have exercised optional redemption provisions and refinanced their existing debt to reduce borrowing costs.While we have sought investment opportunities consistent with the fund’s investment parameters, the result has been a decline in the

4

portfolio’s income levels. In addition, rising short-term interest rates have increased the cost of servicing the fund’s preferred shares, which were issued after shareholders approved the use of leverage for the fund.These two factors led us to reduce the fund’s dividend distribution rate in January 2005 to a level that better reflects prevailing and expected market conditions.

What is the fund’s current strategy?

We have continued to strive to maintain the fund’s holdings of seasoned bonds for as long as possible to capture the benefits of their higher yields. When these holdings mature or are redeemed early by their issuers, we generally have reinvested the proceeds in income-oriented securities, including those issued by health care facilities and corporations. When purchasing new securities, we typically have focused on investment-grade bonds selling at modest premiums to their face values, which tend to provide more competitive income levels. In addition, securities with these characteristics historically have held up relatively well during market declines. In our judgment, these are prudent strategies in today’s rising interest-rate environment.

April 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

T h e F u n d 5

S TAT E M E N T O F I N V E S T M E N T S
M a r c h 3 1 , 2 0 0 5 ( U n a u d i t e d )

	Principal
Long-Term Municipal Investments—147.0%	Amount ($)	Value ($)

Alabama—10.3%
Courtland Industrial Development Board, SWDR
(Champion International Corp. Project)
6.50%, 9/1/2025	2,500,000	2,575,200
Jefferson County:
Limited Obligation School Warrants
5.50%, 1/1/2021	4,000,000	4,283,400
Sewer Revenue, Capital Improvement
5.75%, 2/1/2038 (Insured; FGIC)
(Prerefunded 2/1/2009)	7,500,000 [a]	8,252,250
The Board of Trustees of the University of Alabama, HR
(University of Alabama at Birmingham)
5.875%, 9/1/2031 (Insured; MBIA)	4,620,000	5,108,519
Alaska—3.6%
Alaska Housing Finance Corp.,
General Mortgage Revenue
6.05%, 6/1/2039 (Insured; MBIA)	6,845,000	7,075,676
Arkansas—1.5%
Independence County, PCR
(Entergy Arkansas Inc. Project) 5%, 1/1/2021	3,000,000	3,036,900
California—11.2%
ABAG Financial Authority For Nonprofit Corps.,
Insured Revenue, COP
(Odd Fellows Home of California)
6%, 8/15/2024	5,000,000	5,285,150
California Department of Veteran Affairs,
Home Purchase Revenue
5.20%, 12/1/2028	5,000,000	5,004,100
California Health Facilities Financing Authority,
Revenue (Sutter Health)
6.25%, 8/15/2035	2,500,000	2,778,050
California Statewide Communities Development Authority,
COP (Catholic Healthcare West)
6.50%, 7/1/2020	5,000,000	5,512,000
Golden State Tobacco Securitization Corp., Revenue
(Tobacco Settlement Asset-Backed Bonds)
7.80%, 6/1/2042	3,000,000	3,411,720
Colorado—4.3%
City and County of Denver, Airport Revenue
(Special Facilities-United Airlines Inc. Project)
6.875%, 10/1/2032	2,480,000 [b]	2,114,200

6

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Colorado (continued)
Colorado Springs, HR:
6.375%, 12/15/2030 (Prerefunded 12/15/2010)	2,835,000	[a]	3,268,698
6.375%, 12/15/2030	2,890,000		3,105,941
District of Columbia—1.2%
District of Columbia, Revenue
(Catholic University America Project)
5.625%, 10/1/2029 (Insured; AMBAC)	2,080,000		2,257,715
Florida—1.9%
Orange County Health Facilities Authority, Revenue
(Orlando Regional Healthcare System)
6%, 10/1/2026	1,500,000		1,577,850
Pinellas County Housing Finance Authority,
SFMR (Multi-County Program)
6.70%, 2/1/2028 (Collateralized; GNMA)	1,000,000		1,022,680
South Lake County Hospital District,
Revenue (South Lake Hospital Inc.)
5.80%, 10/1/2034	1,095,000		1,128,978
Illinois—10.6%
Chicago 6.125%, 1/1/2028 (Insured; FGIC)	4,000,000		4,514,200
Illinois Development Finance Authority, Revenue
(Community Rehabilitation Providers Facilities
Acquisition Program)
8.75%, 3/1/2010	75,000		75,662
Illinois Health Facilities Authority, Revenue:
(Advocate Health Care Network)
6.125%, 11/15/2022	5,800,000		6,388,700
(OSF Healthcare System)
6.25%, 11/15/2029	7,000,000		7,464,870
(Swedish American Hospital)
6.875%, 11/15/2030 (Prerefunded 5/15/2010)	2,000,000	[a]	2,337,940
Indiana—1.5%
Franklin Township School Building Corp. (Marion County)
First Mortgage 6.125%, 1/15/2022
(Prerefunded 7/15/2010)	2,500,000	[a]	2,871,925
Maryland—5.1%
Maryland Economic Development Corp.,
Student Housing Revenue (University of Maryland,
College Park Project)
5.625%, 6/1/2035	2,000,000		2,070,480

T h e F u n d 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Maryland (continued)
Maryland Health and Higher Educational
Facilities Authority, Revenue
(The John Hopkins University Issue)
6%, 7/1/2039 (Prerefunded 7/1/2009)	7,000,000	[a]	7,829,360
Massachusetts—6.8%
Massachusetts Bay Transportation Authority, Assessment
5%, 7/1/2034	5,000,000		5,169,900
Massachusetts Health and Educational Facilities Authority,
Revenue, Healthcare System (Covenant Health)
6%, 7/1/2031	2,500,000		2,635,175
Massachusetts Industrial Finance Agency, Revenue
(Water Treatment-American Hingham)
6.95%, 12/1/2035	5,235,000		5,549,257
Michigan—7.6%
Hancock Hospital Finance Authority,
Mortgage Revenue (Portgage Health)
5.45%, 8/1/2047 (Insured; MBIA)	2,200,000		2,318,866
Michigan Hospital Finance Authority, HR
(Genesys Health System Obligated Group)
8.125%, 10/1/2021 (Prerefunded 10/1/2005)	7,670,000	[a]	8,036,703
Michigan Strategic Fund, SWDR
(Genesee Power Station Project)
7.50%, 1/1/2021	4,800,000		4,548,192
Minnesota—1.4%
Minnesota Agricultural and Economic Development
Board, Health Care System Revenue
(Fairview Health Services)
6.375%, 11/15/2029	2,500,000		2,718,200
Mississippi—3.1%
Mississippi Business Finance Corp., PCR
(System Energy Resource Inc. Project)
5.875%, 4/1/2022	6,000,000		6,072,240
Missouri—2.8%
Health and Educational Facilities Authority of the State
of Missouri, Health Facilities Revenue:
(BJC Health System)
5.25%, 5/15/2032	2,500,000		2,608,975
(Saint Anthony’s Medical Center)
6.25%, 12/1/2030	2,500,000		2,652,950

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Missouri (continued)
Missouri Housing Development Commission,
Mortgage Revenue
(Single Family Homeownersip Loan)
6.30%, 9/1/2025	305,000	319,186
Nevada—2.3%
Clark County, IDR (Southwest Gas Corp.)
6.10%, 12/1/2038 (Insured; AMBAC)	4,000,000	4,465,840
New Jersey—.6%
New Jersey Economic Development Authority,
Cigarette Tax Revenue
5.50%, 6/15/2031	1,100,000	1,128,259
New Mexico—1.6%
Farmington, PCR (Public Service Co. San Juan)
6.30%, 12/1/2016	3,000,000	3,210,600
New York—5.5%
Long Island Power Authority,
Electric System Revenue
5%, 9/1/2027	1,500,000	1,536,690
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue
5.125%, 6/15/2034 (Insured; FGIC)	2,500,000	2,584,200
New York City Transitional Finance Authority,
Revenue (Future Tax Secured)
5.25%, 8/1/2019	6,200,000	6,655,204
North Carolina—5.2%
North Carolina Capital Facilities Finance Agency,
Revenue (Duke University Project)
5.25%, 7/1/2042	5,000,000	5,199,350
North Carolina Eastern Municipal Power Agency,
Power System Revenue
5.125%, 1/1/2026	3,000,000	3,032,250
North Carolina Housing Finance Agency
(Home Ownership) 6.25%, 1/1/2029	1,890,000	1,961,329
Ohio—4.8%
Cuyahoga County, Hospital Improvement Revenue
(The Metrohealth System Project)
6.125%, 2/15/2024	5,000,000	5,223,100

T h e F u n d 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Ohio (continued)
Ohio Housing Finance Agency,
Residential Mortgage Revenue
5.75%, 9/1/2030 (Collateralized; GNMA)	375,000	378,319
Rickenbacker Port Authority, Capital Funding
Revenue (OASBO Expanded Asset Pooled)
5.375%, 1/1/2032	3,590,000	3,776,177
Oklahoma—1.4%
Oklahoma Development Finance
Authority, Revenue
(Saint John Health System)
6%, 2/15/2029	2,500,000	2,715,250
Pennsylvania—6.0%
Pennsylvania Economic Development
Financing Authority, RRR
(Northampton Generating Project)
6.60%, 1/1/2019	3,500,000	3,572,450
Sayre Health Care Facilities Authority,
Revenue (Guthrie Health)
5.875%, 12/1/2031	7,750,000	8,139,127
South Carolina—9.3%
Lancaster Educational Assistance Program, Inc.,
Installment Purchase Revenue
(The School District of Lancaster County,
South Carolina, Project)
5%, 12/1/2026	5,000,000	4,999,650
Medical University, Hospital Facilities Revenue
6%, 7/1/2019 (Prerefunded 7/1/2009)	2,500,000 [a]	2,789,875
Piedmont Municipal Power Agency, Electric Revenue
5.25%, 1/1/2021	3,500,000	3,510,045
Tobacco Settlement Revenue Management Authority,
Tobacco Settlement Asset—Backed Bonds:
6.375%, 5/15/2028	2,900,000	2,959,508
6.375%, 5/15/2030	3,750,000	3,898,613
Texas—12.3%
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International Airport,
Joint Revenue Improvement
5%, 11/1/2035 (Insured; FSA)	2,500,000	2,503,550
Gregg County Health Facilities Development Corp.,
HR (Good Shepherd Medical Center Project)
6.375%, 10/1/2025 (Insured; Radian)	2,500,000	2,806,050

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Texas (continued)
Harris County Health Facilities Development Corp.,
HR (Memorial Hermann Healthcare)
6.375%, 6/1/2029	3,565,000	3,922,035
Port of Corpus Christi Authority, Nueces County,
General Revenue (Union Pacific) 5.65%, 12/1/2022	4,500,000	4,732,875
Sabine River Authority of Texas, PCR
(TXU Energy Co. LLC Project)
6.15%, 8/1/2022	2,500,000	2,733,950
Texas, Veterans Housing Assistance Program
6.10%, 6/1/2031 (Collateralized; FHA)	7,000,000	7,445,900
Utah—1.6%
Carbon County, SWDR (Sunnyside Cogeneration)
7.10%, 8/15/2023	2,868,000	2,817,810
Utah Housing Finance Agency, Single Family
Mortgage 6%, 1/1/2031 (Collateralized; FHA)	385,000	387,464
Vermont—1.3%
Vermont Educational and Health Buildings
Financing Agency, Revenue
(Saint Michael’s College Project)
6%, 10/1/2028	1,500,000	1,673,400
Vermont Housing Finance Agency, Single
Family Housing 6.40%, 11/1/2030 (Insured; FSA)	970,000	973,133
Washington—3.9%
Public Utility District Number 1 of Pend Orielle County,
Electric Revenue 6.375%, 1/1/2015	2,000,000	2,062,620
Washington Higher Education Facilities Authority,
Revenue (Whitman College Project)
5.875%, 10/1/2029 (Prerefunded 10/1/2009)	5,000,000 [a]	5,544,250
West Virginia—6.5%
Braxton County, SWDR
(Weyerhaeuser Co. Project):
6.50%, 4/1/2025	5,000,000	5,114,700
5.80%, 6/1/2027	7,450,000	7,686,686
Wisconsin—3.7%
Badger Tobacco Asset Securitization Corp.,
Tobacco Settlement Asset-Backed Bonds
7%, 6/1/2028	2,500,000	2,648,825
Wisconsin Health and Educational Facilities Authority,
Revenue (Aurora Health Care, Inc.)
5.60%, 2/15/2029	4,575,000	4,648,612

T h e F u n d 11

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Wyoming—1.0%
Sweetwater County, SWDR (FMC Corp. Project)
7%, 6/1/2024	2,000,000		2,029,280
U.S. Related—7.1%
Puerto Rico Highway and Transportation Authority,
Transportation Revenue:
7.729%, 7/1/2038 (Insured; MBIA)	4,000,000	[c,d]	4,183,960
7.729%, 7/1/2038 (Insured; MBIA)	5,000,000	[c,d]	5,229,950
Puerto Rico Infrastructure Financing Authority,
Special Tax Revenue, Residual Certificates
7.555%, 7/1/2015 (Insured; AMBAC)	4,000,000	[c,d]	4,417,720
Total Long-Term Municipal Investments
(cost $271,230,851)			288,280,414

Short-Term Municipal Investment—1.5%

New York;
New York City Transitional Finance Authority,
Revenue, VRDN (New York City Recovery) 2.28%
(cost $2,900,000)	2,900,000	[e]	2,900,000

Total Investments (cost $274,130,851)	148.5%		291,180,414
Cash And Receivables (Net)	2.5%		4,853,423
Preferred Stock, at redemption value	(51.0%)		(100,000,000)
Net Assets applicable to Common Shareholders	100.0%		196,033,837

12

Summary of Abbreviations

AMBAC	American Municipal Bond	HR	Hospital Revenue
	Assurance Corporation	IDR	Industrial Development Revenue
COP	Certificate of Participation	MBIA	Municipal Bond Investors Assurance
FGIC	Financial Guaranty Insurance		Insurance Corporation
	Company	PCR	Pollution Control Revenue
FHA	Federal Housing Administration	RRR	Resources Recovery Revenue
FSA	Financial Security Assurance	SFMR	Single Family Mortgage Revenue
GNMA	Government National Mortgage	SWDR	Solid Waste Disposal Revenue
	Association	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or Standard & Poor’s	Value (%)†

AAA	Aaa	AAA	26.0
AA	Aa	AA	18.3
A	A	A	28.0
BBB	Baa	BBB	22.7
BB	Ba	BB	.7
F1	MIG1/P1	SP1/A1	1.0
Not Rated [f]	Not Rated [f]	Not Rated [f]	3.3
			100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used
	to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Non-income producing security; interest payments in default.
[c]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers.These securities have been determined
	to be liquid by the Board of Directors. At March 31, 2005, these securities amounted to $13,831,630 or 7.1% of
	net assets applicable to common shareholders.
[d]	Inverse floater security—the interest rate is subject to change periodically.
[e]	Securities payable on demand.Variable interest rate—subject to periodic change.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
[g]	At March 31, 2005, the fund had $84,420,698 or 43.1% of net assets applicable to common shareholders invested
	in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.
See notes to financial statements.

T h e F u n d 13

S TAT E M E N T O F A S S E T S A N D L I A B I L I T I E S

M a r c h 3 1 , 2 0 0 5 ( U n a u d i t e d )

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	274,130,851	291,180,414
Interest receivable		5,136,104
Prepaid expenses		22,805
		296,339,323

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		185,139
Cash overdraft due to Custodian		19,710
Dividends payable to Preferred Shareholders		17,420
Commissions payable		9,137
Accrued expenses		74,080
		305,486

Auction Preferred Stock, Series A and B,
par value $.001 per share (4,000 shares
issued and outstanding at $25,000 per share
liquidation preference)—Note 1		100,000,000

Net Assets applicable to Common Shareholders ($)		196,033,837

Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(20,589,320 shares issued and outstanding)		20,589
Paid-in capital		185,575,995
Accumulated undistributed investment income—net		263,210
Accumulated net realized gain (loss) on investments		(6,875,520)
Accumulated net unrealized appreciation
(depreciation) on investments		17,049,563

Net assets applicable to Common Shareholders ($)		196,033,837

Shares Outstanding
(110 million shares authorized)		20,589,320
Net Asset Value, per share of Common Stock ($)		9.52

See notes to financial statements.
14

S TAT E M E N T	O F	O P E R AT I O N S
S i x M o n t h s E n d e d	M a r c h	3 1 , 2 0 0 5 ( U n a u d i t e d )

Investment Income ($):
Interest Income			8,257,904
Expenses:
Management fee—Note 3(a)			1,036,379
Commission fees—Note 1			135,111
Professional fees			37,556
Prospectus and shareholders’ reports			21,731
Shareholder servicing costs—Note 3(b)			19,765
Custodian fees—Note 3(b)			10,962
Directors’ fees and expenses—Note 3(c)			10,151
Registration fees			6,980
Miscellaneous			11,595
Total Expenses			1,290,230
Investment Income—Net			6,967,674

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments			(262,600)
Net unrealized appreciation (depreciation) on investments			1,245,223
Net Realized and Unrealized Gain (Loss) on Investments			982,623
Dividends on Preferred Stock			(823,831)
Net Increase in Net Assets Resulting from Operations			7,126,466

See notes to financial statements.

T h e F u n d 15

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

	Six Months Ended
	March 31, 2005	Year Ended
	(Unaudited)	September 30, 2004

Operations ($):
Investment income—net	6,967,674	14,144,942
Net realized gain (loss) on investments	(262,600)	323,905
Net unrealized appreciation
(depreciation) on investments	1,245,223	1,509,686
Dividends on Preferred Stock	(823,831)	(1,294,632)
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,126,466	14,683,901

Dividends to Common Shareholders from ($):
Investment income—net	(6,870,822)	(14,752,514)

Capital Stock Transactions ($):
Dividends reinvested	383,217	1,073,251
Total Increase (Decrease) in Net Assets	638,861	1,004,638

Net Assets ($):
Beginning of Period	195,394,976	194,390,338
End of Period	196,033,837	195,394,976
Undistributed investment income—net	263,210	922,814

Capital Share Transactions (Shares):
Increase in Shares Outstanding as a
Result of Dividends Reinvested	40,170	112,853

See notes to financial statements.
16

F I N A N C I A L H I G H L I G H T S

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

Six Months Ended
March 31, 2005			Year Ended September 30,

	(Unaudited)	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	9.51	9.51	9.78	9.66	8.82	8.90
Investment Operations:
Investment income—net	.34[b]	.69[b]	.72[b]	.76[b]	.74	.74
Net realized and unrealized
gain (loss) on investments	.04	.09	(.24)	.00[c]	.79	(.08)
Dividends on Preferred Stock
from investment income—net	(.04)	(.06)	(.07)	(.08)	(.16)	(.20)
Total from
Investment Operations	.34	.72	.41	.68	1.37	.46
Distributions to
Common Shareholders:
Dividends from investment
income—net	(.33)	(.72)	(.68)	(.56)	(.53)	(.53)
Capital Stock transactions, net
of effect of Preferred
Stock offering	—	—	—	—	.00[c]	(.01)
Net asset value, end of period	9.52	9.51	9.51	9.78	9.66	8.82
Market value, end of period	8.93	10.25	9.69	9.60	8.71	7 7/8

Total Return (%) [d]	(9.74)[e]	14.08	8.48	17.28	17.55	10.71

T h e F u n d 17

F I N A N C I A L H I G H L I G H T S (continued)
	Six Months Ended
	March 31, 2005		Year Ended September 30,

	(Unaudited)	2004	2003	2002[a]	2001	2000

Ratios/Supplemental Data (%):
Ratio of total expenses to
average net assets
applicable to
Common Stock	1.31[f,g,h]	1.31[g,h]	1.33[g,h]	1.33[g,h]	1.39[g,h]	1.48[g,h]
Ratio of net investment
income to average net
assets applicable to
Common Stock	7.10[f,g,h]	7.29[g,h]	7.60[g,h]	7.93[g,h]	7.97[g,h]	8.64[g,h]
Portfolio Turnover Rate	4.35[e]	6.72	9.88	5.32	15.27	22.47
Asset coverage of
Preferred Stock,
end of period	296	295	294	299	297	280

Net Assets, net of Preferred
stock, end of period
($ x 1,000)	196,034	195,395 194,390 199,361 196,952 179,792
Preferred Stock outstanding,
end of period ($ x 1,000)	100,000	100,000	100,000 100,000 100,000 100,000

[a]	As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt
securities.The effect of this change for the period ended September 30, 2002 was to increase net investment income per share and decrease net realized and realized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data prior to October 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Calculated based on market value.
[e]	Not annualized.
[f]	Annualized.
[g]	Does not reflect the effect of dividends to Preferred Stockholders.
[h]	The ratio of expenses to total average net assets, inclusive of the outstanding auction preferred stock, and the ratio of net investment income to total average net assets were .87% and 4.71%, respectively, for the six months ended
March 31, 2005, .87% and 4.81%, respectively, for the year ended September 30, 2004, .88% and 5.02%, respectively, for the year ended September 30, 2003, .87% and 5.23%, respectively, for the year ended September
30, 2002, .91% and 5.21%, respectively, for the year ended September 30, 2001 and .94% and 5.49%, respectively, for the year ended September 30, 2000.
See notes to financial statements.

18

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d )

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). The fund’s Common Stock trades on the American Stock Exchange under the ticker symbol DMF.

The fund has outstanding 2,000 shares of Series A and 2,000 shares of Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry to represent holders of APS on the fund’s Board of Directors.

T h e F u n d 19

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

20

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On March 30, 2005, the Board of Directors declared a cash dividend of $.047 per share from investment income-net, payable on April 27, 2005 to Common Shareholders of record as of the close of business on April 13, 2005.

(d) Dividends to shareholders of APS: For APS,dividends are currently reset every 7 days for Series A and Series B. The dividend rates in effect at March 31, 2005 were as follows: Series A 2.16% and Series B 2.40% .

T h e F u n d 21

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $6,612,920 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2004. If not applied, $1,148,413 of the carryover expires in fiscal 2008, $619,742 expires in fiscal 2009, $1,413,550 expires in fiscal 2010, $360,799 expires in fiscal 2011 and $3,070,416 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2004 was as follows: tax exempt income $16,047,145. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2005, the fund did not borrow under the line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund’s average daily net assets, inclusive of the outstanding auction preferred stock, and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state

22

having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended March 31, 2005, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates Mellon Bank, N.A. (“Mellon”), an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2005, the fund was charged $16,986 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2005, the fund was charged $10,962 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $176,369, custodian fees $3,342 and transfer agency per account fees $5,428.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2005, amounted to $16,584,789 and $12,497,194, respectively.

At March 31, 2005, accumulated net unrealized appreciation on investments was $17,049,563, consisting of $17,926,260 gross unrealized appreciation and $876,697 gross unrealized depreciation.

At March 31, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

T h e F u n d 23

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are

24

asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

T h e F u n d 25

N O T E S

26

T h e F u n d 27

N O T E S

28

T h e F u n d 29

For More	Information

Dreyfus	Transfer Agent &
Municipal Income, Inc.	Dividend Disbursing Agent
200 Park Avenue	and Registrar
New York, NY 10166	(Common Stock)

Manager	Mellon Bank, N.A.
85 Challenger Road
The Dreyfus Corporation
Ridgefield Park, NJ 07660
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
None
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.

Exhibits.
(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)

under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MUNICIPAL INCOME, INC.
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	June 3, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	June 3, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	June 3, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)